Exhibit 10.3.1

AMENDMENT NO. 1
TO
AMENDED AND RESTATED NOTE AND EQUITY PURCHASE AGREEMENT
BY AND AMONG
IST ACQUISITIONS, INC.
IMAGING AND SENSING TECHNOLOGY CORPORATION AND
CERTAIN OF THE SUBSIDIARIES OF
IMAGING AND SENSING TECHNOLOGY CORPORATION
and
AMERICAN CAPITAL STRATEGIES, LTD.,
ACS FUNDING TRUST I
and
AMERICAN CAPITAL FINANCIAL SERVICES, INC.
Date of Amendment No. 1: May 24, 2005
Original Date: October 29, 2004

AMENDMENT NO. 1
TO
AMENDED AND RESTATED NOTE AND EQUITY PURCHASE AGREEMENT
$15,000,000 Aggregate Principal Amount of Senior Term A Notes Due May 24, 2009
$7,500,000 Aggregate Principal Amount of Senior Term B Notes Due May 24, 2010
$4,000,000 Aggregate Principal Amount of Senior Term C Notes Due October 29, 2011
$7,500,000 Aggregate Principal Amount of Senior Subordinated Notes Due May 24, 2011
$1,250,000 Aggregate Principal Amount of Junior Subordinated Notes Due May 24, 2012
$5,250,000 Revolving Loan Facility
22,000 Shares Preferred Stock of Parent
10,000 Shares of Class B Common Stock of Parent
Warrants to Purchase 83,458 Shares
of Class B Common Stock of Parent
     THIS AMENDMENT NO. 1 TO THE AMENDED AND RESTATED NOTE AND EQUITY PURCHASE AGREEMENT (this “Amendment”), dated as of May 24, 2005, is by and among IST ACQUISITIONS, INC., a Delaware corporation (“Parent”), IMAGING AND SENSING TECHNOLOGY CORPORATION, a New York corporation (“Borrower”), IST CONAX NUCLEAR, INC., a New York corporation, IMAGING AND SENSING TECHNOLOGY INTERNATIONAL CORP., a New York corporation, IST INSTRUMENTS, INC., a New York corporation, QUADTEK, INC., a Washington corporation (each a “Subsidiary” and collectively the “Subsidiaries” and together with Borrower and Parent, the “Loan Parties”), AMERICAN CAPITAL STRATEGIES, LTD., a Delaware corporation (“ACAS”), ACS FUNDING TRUST I, a Delaware statutory trust (“AFT,” and with ACAS, each a “Purchaser” and collectively, “Purchasers”), and AMERICAN CAPITAL FINANCIAL SERVICES, INC., a Delaware corporation (“ACFS”), as administrative and collateral agent for Purchasers (in such capacity “Agent”).
RECITALS
     A. The Loan Parties and ACAS entered into an Amended and Restated Note and Equity Purchase Agreement, dated as of October 29, 2004 (the “Agreement”),

pursuant to which ACAS advanced certain sums to the Loan Parties and purchased from the Loan Parties certain Notes and Warrants to purchase Common Stock. As of the date hereof, ACAS has sold or contributed certain of such Notes to AFT.
     B. The parties wish to amend the Agreement in certain respects.
     C. Capitalized terms used herein and not otherwise defined shall have the meaning assigned to such term as set forth in the Agreement.
     NOW, THEREFORE, the parties hereto, in consideration of the premises and their mutual covenants and agreements herein set forth and intending to be legally bound hereby, covenant and agree as follows:
ARTICLE I
THE AMENDMENT
     1.1 Amendment to Section 2.3(a) Revolving Loans. Section 2.3(a) of the Agreement is hereby modified and amended by replacing “2005” with “2006.”
ARTICLE II
REFERENCE TO AND EFFECT ON THE AGREEMENT
     2.1 References. On and after the date hereof, (i) each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import shall mean and be a reference to the Agreement as amended hereby, and (ii) each reference to the Agreement in all other Purchase Documents shall mean and be a reference to the Agreement, as amended hereby.
     2.2 Effects. Except as specifically amended hereby, the Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.
     2.3 No Waiver or Novation. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of ACAS, or constitute a waiver of, or consent to and departure from, any provision of the Agreement, or any other documents, instruments and agreements executed and/or delivered in connection therewith, except as set forth herein. Without limiting the foregoing, nothing provided for herein shall constitute a waiver on any existing Default or Event of Default under the Agreement.
ARTICLE III
MISCELLANEOUS
     3.1 Survival. All representations, warranties and covenants and agreements of the Company contained in the Agreement or made in writing in connection therewith and herewith shall survive the execution and delivery of this Amendment and shall continue in full force and effect so long as any Note or Warrant is outstanding and until payment n full of all of the Company’s obligations hereunder or thereunder. Execution and delivery of this Amendment by the Company shall be deemed to be a restatement of all such representations and warranties as of the date hereof.
     3.2 Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.
     3.3 Severability. Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment is held to be prohibited by or invalid under applicable law in any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating any other provision of this Amendment.
     3.4 Headings. Article, section and subsection headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
     3.5 Counterparts. This Amendment may be executed in any number of counterparts and by either party hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument.
     3.6 Integration. This Amendment, the Agreement and the other Purchase Documents set forth the entire understanding of the parties hereto with respect to all matters contemplated hereby and supersede all previous agreements and understandings among them concerning such matters. No statements or agreements, oral or written, made prior to or at the signing hereof, shall vary, waive or modify the written texuxs hereof.
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SIGNATURE PAGE TO
AMENDMENT NO. 1 TO
AMENDED AND RESTATED NOTE AND EQUITY PURCHASE AGREEMENT
     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

LOAN PARTIES: IST ACQUISITIONS, INC.
By:	/s/ Donald Hartman
Name:
Title:

IMAGING AND SENSING TECHNOLOGY CORPORATION
By:	/s/ Donald Hartman
Name:
Title:

IST CONAX NUCLEAR, INC.
By:	/s/ Donald Hartman
Name:
Title:

IST INSTRUMENTS, INC.
By:	/s/ Donald Hartman
Name:
Title:

IMAGING AND SENSING TECHNOLOGY INTERNATIONAL CORP.
By:	/s/ Donald Hartman
Name:
Title:

QUADTEK, INC.
By:	/s/ Donald Hartman

AGENT: AMERICAN CAPITAL FINANCIAL SERVICES, INC.
By:	/s/ Brian S. Graff
	Name:	Brian S. Graff
Title:

PURCHASERS:
By:	/s/ Brian S. Graff
	Name:	Brian S. Graff
Title:

ACS FUNDING TRUST I AMERICAN CAPITAL STRATEGIES, LTD., its Servicer
By:	/s/ Brian S. Graff
Name:
Title:

COLTS TRUST 2004-1
By:	WACHOVIA BANK, NATIONAL ASSOCIATION, its Servicer

By:	/s/ Kenneth Gacevich
	Name:	Kenneth Gacevich
	Title:	Vice President

COLTS 2005-1 LTD. WACHOVIA BANK, NATIONAL ASSOCIATION, its Servicer
/s/ Kenneth Gacevich
Name:	Kenneth Gacevich
Title:	Vice President